UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

United States Steel Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V38686-Z87173 For Against Abstain ! ! ! ! ! ! ! ! ! UNITED STATES STEEL CORPORATION UNITED STATES STEEL CORPORATION 600 GRANT STREET PITTSBURGH, PA 15219 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Proposal 1. To adopt the Agreement and Plan of Merger, dated as of December 18, 2023, by and among United States Steel Corporation, Nippon Steel North America, Inc., 2023 Merger Subsidiary, Inc., and, solely as provided in Section 9.13 therein, Nippon Steel Corporation (as it may be amended form time to time, the "Merger Agreement"). Proposal 2. To approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to United States Steel Corporation's named executive officers that is based on or otherwise relates to the Merger Agreement and the transaction contemplated by the Merger Agreement. Proposal 3. To approve any adjournment of the special meeting of stockholders of United States Steel Corporation (the "Special Meeting"), if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery information. Vote by 11:59 PM ET on April 11, 2024. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/X2024SM You may attend the meeting via the internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch tone telephone to transmit your voting instructions. Vote by 11:59 PM ET on April 11, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Proxies submitted by mail must be received by 11:59 p.m. ET on April 11, 2024. SCAN TO VIEW MATERIALS & VOTEw

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement are available at www.proxyvote.com. V38687-Z87173 PROXY UNITED STATES STEEL CORPORATION Special Meeting of Stockholders April 12, 2024, 1:00 p.m. Eastern time This proxy is solicited on behalf of the Board of Directors The undersigned stockholder of UNITED STATES STEEL CORPORATION, a Delaware corporation, hereby acknowledges receipt of the Notice of the Special Meeting of Stockholders and Proxy Statement, each dated March 12, 2024, and hereby appoints David B. Burritt and David S. Sutherland, and each of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of UNITED STATES STEEL CORPORATION to be held on April 12, 2024 at 1:00 p.m. ET, at www.virtualshareholdermeeting.com/X2024SM, and at any adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side and, in their discretion, upon any other business that may properly come before said meeting. THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS OF UNITED STATES STEEL CORPORATION. THE BOARD OF DIRECTORS OF UNITED STATES STEEL CORPORATION RECOMMENDS THAT YOU VOTE FOR PROPOSALS 1, 2, AND 3. Continued and to be signed on reverse side

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Proposal 1. To adopt the Agreement and Plan of Merger, dated as of December 18, 2023, by and among United States Steel Corporation, Nippon Steel North America, Inc., 2023 Merger Subsidiary, Inc., and, solely as provided in Section 9.13 therein, Nippon Steel Corporation (as it may be amended form time to time, the "Merger Agreement"). Proposal 2. To approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to United States Steel Corporation's named executive officers that is based on or otherwise relates to the Merger Agreement and the transaction contemplated by the Merger Agreement. Proposal 3. To approve any adjournment of the special meeting of stockholders of United States Steel Corporation (the "Special Meeting"), if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting. V38688-Z87173 For Against Abstain ! ! ! ! ! ! ! ! ! UNITED STATES STEEL CORPORATION THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3. I hereby instruct Fidelity Management Trust Company to vote the number of shares of United States Steel Corporation stock attributable to my account as specified above. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. UNITED STATES STEEL CORPORATION 600 GRANT STREET ROOM 1681 PITTSBURGH, PA 15219 ATTENTION: TUCKER J. KULP SCAN TO VIEW MATERIALS & VOTEw VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. Voting instructions must be received by 11:59 p.m. Eastern Time on April 9, 2024 (the "cut-off date") for participants in the United States Steel Corporation Savings Fund Plan for Salaried Employees. During The Meeting - Go to www.virtualshareholdermeeting.com/X2024SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on the cut-off date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V38689-Z87173 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement are available at www.proxyvote.com. UNITED STATES STEEL CORPORATION Special Meeting of Stockholders April 12, 2024 UNITED STATES STEEL CORPORATION Special Meeting of Stockholders April 12, 2024 1:00 PM Eastern time This instruction card is solicited by Fidelity Management Trust Company As a participant in the United States Steel Corporation Savings Fund Plan for Salaried Employees, you have the right to direct Fidelity Management Trust Company regarding how to vote the shares of United States Steel Corporation common stock attributable to your account at the Special Meeting of Stockholders to be held on April 12, 2024. Your voting directions will be tabulated confidentially. Only Fidelity will have access to your individual voting directions. Unless otherwise required by law, the shares attributable to your account will be voted as directed; if no direction is made or if the card is not signed or the card is not received by April 9, 2024, the shares attributable to your account will be voted in the same proportion as directions received from participants. Continued and to be signed on reverse side

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Proposal 1. To adopt the Agreement and Plan of Merger, dated as of December 18, 2023, by and among United States Steel Corporation, Nippon Steel North America, Inc., 2023 Merger Subsidiary, Inc., and, solely as provided in Section 9.13 therein, Nippon Steel Corporation (as it may be amended form time to time, the "Merger Agreement"). Proposal 2. To approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to United States Steel Corporation's named executive officers that is based on or otherwise relates to the Merger Agreement and the transaction contemplated by the Merger Agreement. Proposal 3. To approve any adjournment of the special meeting of stockholders of United States Steel Corporation (the "Special Meeting"), if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting. V38690-Z87173 For Against Abstain ! ! ! ! ! ! ! ! ! UNITED STATES STEEL CORPORATION THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3. I hereby instruct Fidelity Management Trust Company to vote the number of shares of United States Steel Corporation stock attributable to my account as specified above. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. UNITED STATES STEEL CORPORATION 600 GRANT STREET ROOM 1681 PITTSBURGH, PA 15219 ATTENTION: TUCKER J. KULP SCAN TO VIEW MATERIALS & VOTEw VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. Voting instructions must be received by 11:59 p.m. Eastern Time on April 9, 2024 (the "cut-off date") for participants in the USS 401(k) Plan for USW-Represented Employees. During The Meeting - Go to www.virtualshareholdermeeting.com/X2024SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on the cut-off date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V38691-Z87173 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement are available at www.proxyvote.com. UNITED STATES STEEL CORPORATION Special Meeting of Stockholders April 12, 2024 UNITED STATES STEEL CORPORATION Special Meeting of Stockholders April 12, 2024 1:00 PM Eastern time This instruction card is solicited by Fidelity Management Trust Company As a participant in the USS 401(k) Plan for USW-Represented Employees, you have the right to direct Fidelity Management Trust Company regarding how to vote the shares of United States Steel Corporation common stock attributable to your account at the Special Meeting of Stockholders to be held on April 12, 2024. Your voting directions will be tabulated confidentially. Only Fidelity will have access to your individual voting directions. Unless otherwise required by law, the shares attributable to your account will be voted as directed; if no direction is made or if the card is not signed or the card is not received by April 9, 2024, the shares attributable to your account will be voted in the same proportion as directions received from participants. Continued and to be signed on reverse side

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Proposal 1. To adopt the Agreement and Plan of Merger, dated as of December 18, 2023, by and among United States Steel Corporation, Nippon Steel North America, Inc., 2023 Merger Subsidiary, Inc., and, solely as provided in Section 9.13 therein, Nippon Steel Corporation (as it may be amended form time to time, the "Merger Agreement"). Proposal 2. To approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to United States Steel Corporation's named executive officers that is based on or otherwise relates to the Merger Agreement and the transaction contemplated by the Merger Agreement. Proposal 3. To approve any adjournment of the special meeting of stockholders of United States Steel Corporation (the "Special Meeting"), if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting. UNITED STATES STEEL CORPORATION 600 GRANT STREET ROOM 1681 PITTSBURGH, PA 15219 ATTENTION: TUCKER J. KULP SCAN TO VIEW MATERIALS & VOTEw VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. Voting instructions must be received by 11:59 p.m. Eastern Time on April 9, 2024 (the "cut-off date") for participants in the Big River Steel 401(k) Plan. During The Meeting - Go to www.virtualshareholdermeeting.com/X2024SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on the cut-off date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. V38692-Z87173 For Against Abstain ! ! ! ! ! ! ! ! ! UNITED STATES STEEL CORPORATION THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3. I hereby instruct Fidelity Management Trust Company to vote the number of shares of United States Steel Corporation stock attributable to my account as specified above. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

V38693-Z87173 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement are available at www.proxyvote.com. UNITED STATES STEEL CORPORATION Special Meeting of Stockholders April 12, 2024 Continued and to be signed on reverse side UNITED STATES STEEL CORPORATION Special Meeting of Stockholders April 12, 2024 1:00 PM Eastern time This instruction card is solicited by Fidelity Management Trust Company As a participant in the Big River Steel 401(k) Plan, you have the right to direct Fidelity Management Trust Company regarding how to vote the shares of United States Steel Corporation common stock attributable to your account at the Special Meeting of Stockholders to be held on April 12, 2024. Your voting directions will be tabulated confidentially. Only Fidelity will have access to your individual voting directions. Unless otherwise required by law, the shares attributable to your account will be voted as directed; if no direction is made or if the card is not signed or the card is not received by April 9, 2024, the shares attributable to your account will be voted in the same proportion as directions received from participants.